UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08795

HELIOS HIGH YIELD FUND

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

KIM G. REDDING, PRESIDENT

HELIOS HIGH YIELD FUND

BROOKFIELD PLACE

250 VESEY STREET

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 777-8001

Date of fiscal year end: June 30, 2013

Date of reporting period: June 30, 2013

Item 1. Reports to Shareholders.

Brookfield Investment Management

2013

ANNUAL REPORT

Helios High Yield Fund

Coastal

IN PROFILE

Brookfield Asset Management Inc. is a global alternative asset manager with over $183 billion in assets under management as of June 30, 2013. Brookfield has over a 100-year history of owning and operating assets with a focus on property, renewable power, infrastructure and private equity. The company offers a range of public and private investment products and services, which leverage its expertise and experience and provide it with a competitive advantage in the markets where it operates. On behalf of its clients, Brookfield is also an active investor in the public securities markets, where its experience extends over 30 years. Over this time, the company has successfully developed several investment operations and built expertise in the management of institutional portfolios, retail mutual funds, and structured product investments.

Brookfield’s public market activities are conducted by Brookfield Investment Management, a registered investment adviser. These activities complement Brookfield’s core competencies and include global listed real estate and infrastructure equities, corporate high yield investments, opportunistic credit strategies and a dedicated insurance asset management division. Headquartered in New York, NY, Brookfield Investment Management maintains offices and investment teams in Toronto, Chicago, Boston and London and has over $10 billion of assets under management as of June 30, 2013.

This report is for shareholder information. This is not a prospectus intended for the use in the purchase or sale of Fund shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

© Copyright 2013. Brookfield Investment Management Inc.

[THIS PAGE INTENTIONALLY LEFT BLANK]

LETTER TO SHAREHOLDERS

Dear Shareholders,

I am pleased to provide the Annual Report for Helios High Yield Fund (the “Fund”) for the fiscal year ended June 30, 2013.

Global capital market performance continued to follow a rather volatile path over the last year, as periods of positive performance were often followed by intervals of enhanced investor anxiety. Fiscal and political uncertainties dominated headlines through the year, but these concerns were often offset by ongoing global liquidity and continued signs of stabilization and modest growth within the U.S. economy.

In the most recent installment of the market’s twists and turns, investor sentiment weakened meaningfully toward the end of the period, following indications the Federal Reserve may begin to taper monetary stimulus later this year. In response, interest rates and bond yields spiked while capital markets faltered. Fortunately, signs of stabilization once again emerged, as the Federal Reserve more clearly defined the parameters around which monetary stimulus would be narrowed, indicating that such activity would be dependent upon economic growth and that interest rate policy would remain accommodative for the foreseeable future. We also note that despite the recent increase in interest rates, yields remain near historic lows and remain supportive of the overall economy.

Within this environment, demand for income-producing asset classes was shaped by broader capital market volatility, as positive sentiment turned more uncertain following the back-up in interest rates. However, fundamentals of these asset classes generally continued to improve, reflecting the ongoing recovery of many developed economies. In particular, corporate credit conditions among high yield borrowers remained very healthy, supporting the cash flow streams underlying these investments.

Moving forward, we anticipate continued volatility in the short term, leading to a period of normalizing interest rates and economic growth in the medium term. In this environment, we believe our fundamental, bottom-up approach to investing will be well-suited to identify attractive investment opportunities.

We remain positively disposed toward high yield investments, as we believe recent volatility has restored value to the market while robust corporate cash flows and solid credit continue to provide a positive fundamental backdrop. We acknowledge potential challenges to future performance, from uncertain global monetary policy actions and volatile investor sentiment to low nominal yields and above par pricing in the high yield market. However, yield spreads remain attractive and corporate earnings are generally positive, suggesting high yield bonds will continue to offer a compelling source of current yield.

Importantly, our experience suggests that a diversified portfolio of income producing corporate bonds with a conservative risk profile should support an attractive dividend stream for investors. We continue to believe the Fund is well-positioned to generate sustainable yields over the course of an entire market cycle.

In addition to performance information, this report provides an overview of market conditions and a discussion of factors affecting the Fund’s investment performance, together with the Fund’s audited financial statements and schedule of investments as of June 30, 2013.

We welcome your questions and comments, and encourage you to contact our Investor Relations team at (855) 777-8001 or visit us at www.brookfieldim.com for more information. Thank you for your support.

Sincerely,

Kim G. Redding

President

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HELIOS HIGH YIELD FUND

OBJECTIVE & STRATEGY

Helios High Yield Fund (the “Fund”) seeks a primary objective of high current income. The Fund will also seek capital growth to the extent it is consistent with its primary investment objective. The Fund is a non-diversified fund that will invest primarily in high yield bonds, debentures, notes, corporate loans, convertible debentures and other debt instruments rated below-investment grade or determined by the Fund’s investment manager to be of comparable quality. The Fund may invest up to 30% of its total assets in the securities, including high yield obligations, of issuers domiciled outside of the United States. The Fund may also invest up to 10% of its total assets in securities that are the subject of bankruptcy proceedings or in default.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service primary obligations, and an unanticipated default could cause the Fund to experience a reduction in the value of its shares. Below-investment grade bonds also are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. Leverage creates an opportunity for an increased return to common shareholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and the market value of its common shares will be more volatile, and the yield and total return to common shareholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended June 30, 2013, Helios High Yield Fund (NYSE: HHY) had a total return based on net asset value of 12.28% and a total return based on market price of 5.12%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $9.62 on June 30, 2013, the Fund’s shares had a dividend yield of 9.36%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.

During the period, the Fund was overweight in Basic Industry, Automotive and the Capital Goods sectors. These allocations benefited performance during the fiscal year as strong cash flows drove bond prices higher. In particular, an overweight allocation in the Forestry and Paper sectors was beneficial, as was positive security selection in Building Materials. In the Automotive sector, strong performance by Chrysler and Jaguar Land Rover boosted the Fund’s performance. Capital Goods outperformed due to positive security selection in the Packaging area.

The Fund’s underweights include few, if any, holdings in Banking, Financial Services, and Technology. The underweight in Banking detracted from the Fund’s performance as the Fund’s more conservative holdings lagged the strong performance in the sector, which is still rebounding from the financial meltdown of 2008. The underweight in Financial Services and Technology proved to be beneficial for performance as those sectors lagged the overall market. The other underperforming sector was Consumer Cyclical, specifically an overweight in Apparel and Textiles, which lagged the market, coupled with negative security selection in Department Stores and Food and Drug Retailing where a number of troubled names, which the Fund did not own during the period, saw their bonds rally sharply in the up market.

HIGH YIELD MARKET OVERVIEW

The fiscal year was positive for risk-oriented investors. Following the third consecutive summer slowdown in May 2012, equity markets and the high yield bond market began the period strongly. Fears of a summer economic slowdown proved to be unfounded and markets moved generally higher through the summer. Late autumn brought

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concerns about the outcome of the presidential election in the United States which was too close to call until the last moment. Political risks were heightened by automatic tax increases and federal spending cuts, referred to as the “Fiscal Cliff”, scheduled to take effect January 2013, with commentators suggesting the changes could trigger a recession. While both parties professed a desire to avoid this situation, Washington’s history of division worried investors. An 11th hour compromise was reached resulting in more modest tax increases, which relieved investors. Focus quickly turned to the so-called “sequester,” a series of automatic across-the-board spending cuts by the federal government. While compromise was not reached, the spending cuts turned out to be manageable. Toward the end of the Fund’s fiscal year, Federal Reserve Chairman Ben Bernanke commented that the Fed’s stimulative program of bond buying could end sooner than the market had anticipated. This caused a rush for the exits on the part of fixed income investors and heavy redemptions from bond mutual funds, including high-yield.

Despite the market’s zigs and zags, the high yield market had a return of 9.57%, as measured by the BofA/Merrill Lynch U.S. High Yield Master II Index. As is typical in most bull markets, lower quality securities outperformed with CCC-rated bonds returning 14.75% and BB-bonds returning 7.38%. Strong equity markets provided a tailwind for high yield investors, with the Russell 2000® Index up 24.2% for the year ended June 30, 2013. Investors’ risk appetite remained generally stable with Chicago Board Options Exchange Market (VIX) relatively unchanged. Interest rates, however, were a headwind as the 10-Year U.S. Treasury bond’s rate rose from 1.65% to 2.49% as of June 30, 2013. This rate increase was absorbed by the high yield spread which fell from 635 basis points to 515 basis points.

Corporate credit has been solid since the 2009 recession and strong underlying fundamentals persisted into the fiscal year. High yield defaults were extremely modest at 1.1%.i Defaults have fluctuated between 1% to 2% since the 2010 recovery which is typical during the mid-part of a credit cycle. Credit conditions were generally stable, showing a slight decline at the end of the Fund’s fiscal year. The upgrade/downgrade ratio ended at 0.87ii indicating only a modest decline in credit quality as measured by the credit rating agencies. Brookfield remains positively inclined toward credit, supported by generally positive indicators. The volume of lower-rated new issues as a percent of total new issuance ended the fiscal year at 16.7%.iii This number, which can rise to 20% to 30% when companies re-risk, indicates a high level of credit discipline on the part of high yield bond investors. Most lower quality new issuance has gone to refinance debt. Approximately 62.5% of lower quality issuance went for refinancing, which typically serves to reduce risk in the most volatile part of the market by extending maturities and reducing companies’ dependence on capital markets.iii

Following a long period of near record inflows into high yield mutual funds, flows turned sharply negative in June 2013. For the calendar year ended December 31, 2012, high yield investors bought $24.6 billion of high yield mutual funds.iv By contrast, investors redeemed $13.5 billion in June 2013 alone.iv Redemptions set an all-time record for the high yield bond market, representing 7.4% of high yield mutual fund assets.v

OUTLOOK

A surprising aspect about the sharp correction in June 2013 was the nature of the Fed’s comments. The Fed did not say they intended to tighten credit or raise interest rates, they simply said that their foot may come off the accelerator sooner than the market was anticipating. The wholesale rush for the exits, combined with low trading capital on Wall Street, created the “perfect storm” for lower markets. Stepping back, however, the correction at the end of the Fund’s fiscal year was similar to other mid-cycle corrections experienced over the past few years, especially in late 2011. A substantive difference is the record redemptions from high yield funds, including the relatively untested Exchange-Traded Funds (ETF).

Brookfield has noted in prior updates that the high yield market has historically demonstrated a seasonality of returns; November through May typically representing seasonally strong periods, while June through October is typically more challenging. It is not clear how much of this correction can be attributed to seasonality.

Taking the longer view, our analysts continue to see responsible behavior on the part of high yield borrowers, with most companies managing adequate, even abundant, cash balances, maintaining responsible leverage ratios and enjoying adequate operating cash flow, with few examples of “animal spirits” on the part of leveraged buyout

2013 Annual Report        3

HELIOS HIGH YIELD FUND

arrangers. Somewhat stronger economic growth is absorbing some of the cash cushion companies built in during the recession, however we are not yet seeing companies re-leveraging on a wide scale.

As in past years, we remain concerned about global political and economic risks more than high yield specific risks. As we saw in the Fund’s fiscal year, macroeconomic risk can transmit quickly and unpleasantly into high yield markets, pushing prices lower. The three primary macroeconomic risks remain the same: the pace of economic expansion, (China and Europe are most concerning), the risk of fiscal policy error as countries seek to rein in ballooning budget deficits, retirement and healthcare costs, (the U.S. and Europe are most concerning), and the ever present question of tightening monetary policy by either the Federal Reserve or another central bank. What investors learned this fiscal year is that central banks don’t need to actually tighten credit; simply the prospect of less accommodative policy may cause market corrections.

As noted in past reports, the high yield market is trading at a premium to par which limits upside price potential. While the correction at the end of the fiscal year pushed prices lower, they still remain above par, albeit less than before. We consequently believe the market has regained some upside price potential at this point. Spreads have widened in the correction and yields have come off all-time lows. This has restored some value to the market, however spreads remain tighter than they were at the end of the last fiscal year. Consequently, we continue to remain positively disposed toward high yield investments.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Disclosure

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Helios High Yield Fund currently holds these securities.

The BofA/Merrill Lynch U.S. High Yield Master II Index tracks the performance of U.S. dollar denominated below investment-grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have a below investment-grade rating (based on an average of Moody’s, S&P and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long term sovereign debt ratings). In addition, qualifying securities must have at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. Original issue zero coupon bonds, “global” securities (debt issued simultaneously in the Eurobond and U.S. domestic bond markets), 144a securities and pay-in-kind securities, including toggle notes, qualify for inclusion in the Index. Callable perpetual securities qualify provided they are at least one year from the first call date. Fixed-to-floating rate securities also qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. DRD-eligible and defaulted securities are excluded from the index.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any

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investment. These views are as of the close of business on June 30, 2013 and subject to change based on subsequent developments.

[i]	JP Morgan, High Yield Default Monitor, July 1, 2013 p. 4.
ii	JP Morgan, High Yield Default Monitor, July 1, 2013 p. 10.
iii	JP Morgan, High Yield Default Monitor, July 1, 2013 p. 11.
iv	Credit Suisse “Leveraged Finance Strategy Monthly”, July 2, 2013 p. 2.
[v]	JP Morgan, High-Yield Market Monitor, July 1, 2013 p. 9.

2013 Annual Report        5

HELIOS HIGH YIELD FUND

Portfolio Characteristics (Unaudited)

June 30, 2013

PORTFOLIO STATISTICS
Annualized dividend yield[1]	9.36%
Weighted average coupon	8.16%
Weighted average life	5.25 years
Percentage of leveraged assets	30.03%
Total number of holdings	135
CREDIT QUALITY
BBB	2%
BB	14%
B	55%
CCC	23%
Unrated	5%
Cash	1%

Total	100%

ASSET ALLOCATION[2]
Investment Grade Corporate Bonds	3%
High Yield Corporate Bonds	92%
Term Loans, Common Stocks and Warrants	4%
Short Term Investments	1%

Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by June 30, 2013 stock price.

[2]	Includes only invested assets; excludes cash.

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Schedule of Investments

June 30, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
INVESTMENT GRADE CORPORATE BONDS – 4.8%
Automotive – 1.6%
Ford Motor Co. [1]	6.50%	08/01/18	$1,000	$1,132,823
Ford Motor Credit Company LLC [2] (Acquired 10/08/09, Cost $498, 0.0%)	7.00	10/01/13	1	508

Total Automotive				1,133,331

Basic Industry – 1.8%
Georgia-Pacific LLC [1]	7.38	12/01/25	1,000	1,273,469

Energy – 0.0%
National Oilwell Varco, Inc. [2] (Acquired 03/25/08, Cost $6,954, 0.0%)	6.13	08/15/15	7	7,008

Services – 1.4%
Legrand France SA [3]	8.50	02/15/25	750	942,809

Total INVESTMENT GRADE CORPORATE BONDS (Cost $3,016,904)				3,356,617

HIGH YIELD CORPORATE BONDS – 130.0%
Automotive – 8.9%
American Axle & Manufacturing, Inc. [1]	6.25	03/15/21	1,225	1,244,906
Chrysler Group LLC/CG Co-Issuer, Inc. [1]	8.25	06/15/21	1,000	1,103,750
Jaguar Land Rover Automotive PLC [3,4,5]	8.13	05/15/21	750	825,000
Motors Liquidation Co. [6,7]	8.38	07/15/33	2,500	250
Pittsburgh Glass Works LLC [1,4,5]	8.50	04/15/16	1,000	990,000
Servus Luxembourg Holding SCA [3,4,5]	7.75	06/15/18	€725	927,177
Tenneco, Inc. [1]	6.88	12/15/20	1,000	1,070,000

Total Automotive				6,161,083

Banking – 0.0%
Ally Financial, Inc. [2] (Acquired 12/02/08, Cost $7,451, 0.0%)	6.75	12/01/14	8	7,894

Basic Industry – 24.1%
AK Steel Corp. [1]	7.63	05/15/20	750	637,500
Alpha Natural Resources, Inc.	6.25	06/01/21	1,100	874,500
ArcelorMittal [3]	6.13	06/01/18	750	772,500
Arch Coal, Inc. [1]	7.25	06/15/21	1,650	1,336,500
Associated Materials LLC/AMH New Finance, Inc. [1]	9.13	11/01/17	1,000	1,050,000
Cascades, Inc. [1,3]	7.75	12/15/17	1,000	1,042,500
FMG Resources August 2006 Property Ltd. [3,4,5]	6.88	04/01/22	675	654,750
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC [1]	9.00	11/15/20	1,000	955,000
Huntsman International LLC [1]	8.63	03/15/21	1,000	1,097,500
INEOS Group Holdings SA [3,4,5]	6.13	08/15/18	1,000	955,000
Masonite International Corp. [1,3,4,5]	8.25	04/15/21	1,000	1,077,500
Ply Gem Industries, Inc.	8.25	02/15/18	895	953,175
Steel Dynamics, Inc.	7.63	03/15/20	500	532,500
Tembec Industries, Inc. [1,3]	11.25	12/15/18	1,000	1,080,000

See Notes to Financial Statements.

2013 Annual Report        7

HELIOS HIGH YIELD FUND

Schedule of Investments

June 30, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. [3,4,5]	8.75%	02/01/19	$775	$740,125
USG Corp. [1]	9.75	01/15/18	1,000	1,135,000
Verso Paper Holdings LLC/Verso Paper, Inc. [1]	11.75	01/15/19	1,000	1,030,000
Xerium Technologies, Inc.	8.88	06/15/18	790	793,950

Total Basic Industry				16,718,000

Capital Goods – 11.9%
AAR Corp. [4,5]	7.25	01/15/22	150	160,875
AAR Corp.	7.25	01/15/22	375	402,188
Berry Plastics Corp. [1]	9.50	05/15/18	1,000	1,087,500
Coleman Cable, Inc. [1]	9.00	02/15/18	1,010	1,070,600
Crown Cork & Seal Company, Inc. [1]	7.38	12/15/26	1,000	1,100,000
Mueller Water Products, Inc.	7.38	06/01/17	625	640,625
Owens-Illinois, Inc. [1]	7.80	05/15/18	1,000	1,145,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC [1]	9.00	04/15/19	1,110	1,146,075
Tekni-Plex, Inc. [4,5]	9.75	06/01/19	442	469,625
Terex Corp.	6.00	05/15/21	625	623,437
Terex Corp.	6.50	04/01/20	375	382,500

Total Capital Goods				8,228,425

Consumer Cyclical – 8.0%
DineEquity, Inc. [1]	9.50	10/30/18	1,000	1,110,000
Levi Strauss & Co. [1]	7.63	05/15/20	1,000	1,080,000
Limited Brands, Inc. [1]	7.60	07/15/37	1,000	1,027,500
New Albertsons, Inc.	7.75	06/15/26	900	709,875
Phillips-Van Heusen Corp. [1]	7.38	05/15/20	1,000	1,085,000
Quiksilver, Inc. [2] (Acquired 07/22/09, Cost $7,450, 0.0%)	6.88	04/15/15	8	7,350
YCC Holdings LLC/Yankee Finance, Inc. [8,9]	10.25	02/15/16	500	513,750

Total Consumer Cyclical				5,533,475

Consumer Non-Cyclical – 2.8%
C&S Group Enterprises LLC [4,5]	8.38	05/01/17	844	894,640
Easton-Bell Sports, Inc. [1]	9.75	12/01/16	1,000	1,071,260

Total Consumer Non-Cyclical				1,965,900

Energy – 16.6%
BreitBurn Energy Partners L.P./BreitBurn Finance Corp. [1]	8.63	10/15/20	1,000	1,060,000
Calfrac Holdings L.P. [1,4,5]	7.50	12/01/20	1,000	990,000
Crosstex Energy LP/Crosstex Energy Finance Corp. [1]	8.88	02/15/18	1,000	1,060,000
Encore Acquisition Co. [2,7] (Acquired 02/19/10, Cost $497, 0.0%)	6.00	07/15/15	1	500
EV Energy Partners LP/EV Energy Finance Corp.	8.00	04/15/19	600	606,000
FTS International Services LLC/FTS International Bonds, Inc. [4,5]	8.13	11/15/18	641	665,037
GMX Resources, Inc. [1,6,8]	11.00	12/01/17	388	333,450
Hercules Offshore, Inc. [1,4,5]	10.50	10/15/17	425	453,688
Hilcorp Energy I L.P./Hilcorp Finance Co. [4,5]	8.00	02/15/20	850	913,750

See Notes to Financial Statements.

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Schedule of Investments

June 30, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Key Energy Services, Inc.	6.75%	03/01/21	$525	$504,000
Linn Energy LLC/Linn Energy Finance Corp.	7.75	02/01/21	250	250,625
Linn Energy LLC/Linn Energy Finance Corp. [1]	8.63	04/15/20	1,000	1,050,000
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC [1]	8.88	03/15/18	1,000	1,037,500
Petroleum Geo-Services ASA [3,4,5]	7.38	12/15/18	200	217,500
Precision Drilling Corp. [3]	6.63	11/15/20	375	380,625
Trinidad Drilling Ltd. [1,3,4,5]	7.88	01/15/19	620	651,000
Venoco, Inc. [1]	8.88	02/15/19	1,000	975,000
W&T Offshore, Inc.	8.50	06/15/19	365	376,863

Total Energy				11,525,538

Healthcare – 9.4%
CHS/Community Health Systems, Inc.	7.13	07/15/20	525	540,750
DJO Finance LLC/DJO Finance Corp.	9.88	04/15/18	700	731,500
HCA, Inc. [1]	8.00	10/01/18	1,000	1,148,750
inVentiv Health, Inc. [4,5]	10.75	08/15/18	390	323,700
Jaguar Holding Company II/Jaguar Merger Sub, Inc. [1,4,5]	9.50	12/01/19	925	1,022,125
Kindred Healthcare, Inc. [1]	8.25	06/01/19	975	999,375
Polymer Group, Inc. [1]	7.75	02/01/19	1,000	1,040,000
Service Corporation International [1]	6.75	04/01/16	700	751,625

Total Healthcare				6,557,825

Media – 10.4%
ARC Document Solutions, Inc. [1]	10.50	12/15/16	1,000	997,500
Cablevision Systems Corp. [1]	8.63	09/15/17	1,000	1,135,000
CCO Holdings LLC/CCO Holdings Capital Corp.	7.25	10/30/17	250	265,312
CCO Holdings LLC/CCO Holdings Captial Corp.	8.13	04/30/20	835	912,237
Cenveo Corp. [1]	8.88	02/01/18	1,000	965,000
Clear Channel Communications, Inc. [1]	9.00	03/01/21	1,000	950,000
Cumulus Media Holdings, Inc.	7.75	05/01/19	550	537,625
Mediacom LLC/Mediacom Capital Corp. [1]	9.13	08/15/19	1,025	1,101,875
National CineMedia LLC	6.00	04/15/22	350	359,188

Total Media				7,223,737

Real Estate – 1.5%
Realogy Corp. [1,4,5]	7.88	02/15/19	1,000	1,055,000

Services – 18.0%
AMC Entertainment, Inc. [1]	8.75	06/01/19	1,000	1,070,000
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. [1]	8.25	01/15/19	1,000	1,087,500
Boyd Gaming Corp. [1]	9.00	07/01/20	1,000	1,013,750
Casella Waste Systems, Inc. [1]	7.75	02/15/19	1,275	1,211,250
Chester Downs & Marina LLC [1,4,5]	9.25	02/01/20	1,025	989,125
CityCenter Holdings LLC/CityCenter Finance Corp. [1]	7.63	01/15/16	1,000	1,055,000
Iron Mountain, Inc. [1]	8.38	08/15/21	1,000	1,063,750
MGM Resorts International [2] (Acquired 10/07/10, Cost $478, 0.0%)	5.88	02/27/14	1	511
MGM Resorts International [1]	7.63	01/15/17	675	737,437

See Notes to Financial Statements.

2013 Annual Report        9

HELIOS HIGH YIELD FUND

Schedule of Investments

June 30, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Mohegan Tribal Gaming Authority [2] (Acquired 10/27/09, Cost $500, 0.0%)	7.13%	08/15/14	$1	$490
MTR Gaming Group, Inc. [1,9]	11.50	08/01/19	953	996,223
Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp. [1,4,5]	8.88	04/15/17	1,000	1,030,000
PulteGroup, Inc. [1]	6.38	05/15/33	1,000	935,000
United Rentals North America, Inc.	7.63	04/15/22	200	216,500
United Rentals North America, Inc.	8.25	02/01/21	325	355,875
United Rentals North America, Inc. [1]	10.25	11/15/19	675	756,000

Total Services				12,518,411

Technology & Electronics – 3.9%
First Data Corp. [1,4,5]	11.25	01/15/21	1,200	1,197,000
Freescale Semiconductor, Inc. [1]	8.05	02/01/20	1,000	1,012,500
ION Geophysical Corp. [4,5]	8.13	05/15/18	550	530,750

Total Technology & Electronics				2,740,250

Telecommunications – 11.8%
CenturyLink, Inc. [1]	7.65	03/15/42	1,000	950,000
Cincinnati Bell, Inc. [1]	8.75	03/15/18	1,000	1,001,250
Fairpoint Communications, Inc. [4,5]	8.75	08/15/19	300	297,000
Frontier Communications Corp. [1]	7.13	03/15/19	1,250	1,315,625
Intelsat Luxembourg SA [3,4,5]	7.75	06/01/21	1,000	1,010,000
Level 3 Communications, Inc. [1]	8.88	06/01/19	1,000	1,040,000
MetroPCS Wireless, Inc. [1,4,5]	6.63	04/01/23	1,000	1,017,500
PAETEC Holding Corp.	9.88	12/01/18	500	552,500
Windstream Corp. [1]	7.00	03/15/19	1,000	1,002,500

Total Telecommunications				8,186,375

Utility – 2.7%
Calpine Corp. [1,4,5]	7.25	10/15/17	900	938,250
Dynegy Holdings LLC [2,6,7] (Acquired 04/11/11, Cost $0, 0.0%)	8.38	05/01/16	8	75
NRG Energy, Inc.	8.50	06/15/19	850	908,437

Total Utility				1,846,762

Total HIGH YIELD CORPORATE BONDS (Cost $88,053,115)				90,268,675

TERM LOANS – 2.7%
Albertson, Inc. [5,10]	4.75	08/22/13	350	347,375
Fairpoint Communications, Inc. [5,10]	7.50	02/14/19	550	537,625
inVentiv Health, Inc. [5,10]	6.00	08/04/16	675	661,500
Texas Competitive Electric Holdings Company LLC [5,10]	4.70	10/10/17	284	197,857
Texas Competitive Electric Holdings Company LLC [5,10]	4.70	10/10/17	4	3,017
Texas Competitive Electric Holdings Company LLC [5,10]	4.79	10/10/17	141	98,239

Total TERM LOANS (Cost $1,940,174)				1,845,613

See Notes to Financial Statements.

10        Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Schedule of Investments

June 30, 2013

		Shares	Value (Note 2)
COMMON STOCKS – 2.6%
Materials – 0.4%
Huntsman Corp.		14,850	$245,916

Media – 0.0%
Dex Media, Inc.		13	228

Services – 0.7%
Cedar Fair L.P.		6,700	277,380
Iron Mountain, Inc.		6,750	179,617

Total Services			456,997

Telecommunications – 1.5%
AT&T, Inc.		7,715	273,111
CenturyLink, Inc.		7,630	269,721
Frontier Communications Corp.		130,000	526,500

Total Telecommunications			1,069,332

Utility – 0.0%
Dynegy, Inc. [11]		185	4,172

Total COMMON STOCKS (Cost $1,859,483)			1,776,645

WARRANTS – 0.5%
Automotive – 0.5%
General Motors Financial Company, Inc. [11]
Expiration: July 2016
Exercise Price: $10.00		9,239	221,736
General Motors Financial Company, Inc. [11]
Expiration: July 2019
Exercise Price: $10.00		9,239	151,058

Total Automotive			372,794

Total WARRANTS (Cost $480,581)			372,794

	Interest Rate		Value (Note 2)
SHORT TERM INVESTMENTS – 1.6%
STIT Liquid Assets Portfolio, Institutional Class [10]	0.17%	1,124,942	1,124,942

Total SHORT TERM INVESTMENTS (Cost $1,124,942)			1,124,942

Total Investments – 142.2% (Cost $96,475,199)			98,745,286
Liabilities in Excess of Other Assets – (42.2)%			(29,282,385)

TOTAL NET ASSETS – 100.0%			$69,462,901

See Notes to Financial Statements.

2013 Annual Report        11

HELIOS HIGH YIELD FUND

Schedule of Investments

June 30, 2013

The following notes should be read in conjunction with the accompanying Schedule of Investments.

1	—	Portion or entire principal amount pledged as collateral for margin loans.
2	—

Restricted Illiquid Securities - Securities that the Adviser has deemed illiquid pursuant to procedures adopted by the Fund’s Board of Trustees. Although recent instability in the markets has resulted in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors. The values in the parenthesis represent the acquisition date, cost and the percentage of net assets, respectively. As of June 30, 2013, the total value of all such securities was $24,336 or 0.0% of the net assets.

3	—	Foreign security or a U.S. security of a foreign company.
4	—

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2013, the total value of all such investments was $20,996,117 or 30.2% of the net assets.

5	—	Private Placement.
6	—	Issuer is currently in default on its regularly scheduled interest payment.
7	—

Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Trustees. As of June 30, 2013, the total value of all such securities was $825 or 0.0% of the net assets.

8	—	Interest rate is based on the notional amount of the underlying mortgage pools.
9	—	Payment in kind security.
10	—	Variable rate security – Interest rate shown is the rate in effect as of June 30, 2013.
11	—	Non-income producing security.

See Notes to Financial Statements.

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HELIOS HIGH YIELD FUND

Statement of Assets and Liabilities

June 30, 2013

Assets:
Investments in securities, at value (Note 2)	$97,620,344
Investments in short term securities, at value	1,124,942

Total investments, at value	98,745,286
Cash	111,350
Interest and dividends receivable	1,800,088
Receivable for investments sold	549,594
Prepaid expenses	16,585

Total assets	101,222,903

Liabilities:
Payable for credit facility (Note 7)	30,400,000
Payable for credit facility interest (Note 7)	3,948
Payable for investments purchased	1,212,625
Investment advisory fee payable (Note 4)	58,216
Shareholder servicing fee payable (Note 4)	1,663
Trustees fees payable	2,750
Accrued expenses	80,800

Total liabilities	31,760,002

Net Assets	$69,462,901

Composition of Net Assets:
Capital stock, at par value ($0.001 par value, unlimited shares authorized) (Note 8)	$6,848
Additional paid-in capital (Note 8)	75,793,166
Undistributed net investment income	187,691
Accumulated net realized loss on investment transactions and foreign currency transactions	(8,794,817)
Net unrealized appreciation on investments and foreign currency	2,270,013

Net assets applicable to capital stock outstanding	$69,462,901

Total investments at cost	$96,475,199

Shares Outstanding and Net Asset Value Per Share:
Shares outstanding	6,847,565
Net asset value per share	$10.14

See Notes to Financial Statements.

2013 Annual Report        13

HELIOS HIGH YIELD FUND

Statement of Operations

For the Fiscal Year Ended June 30, 2013

Investment Income (Note 2):
Interest	$7,707,213
Dividends	33,910

Total investment income	7,741,123

Expenses:
Investment advisory fees (Note 4)	708,828
Fund accounting servicing fees (Note 5)	106,188
Shareholder service fees (Note 4)	101,261
Trustees’ fees	40,793
Reports to shareholders	40,584
Legal fees	38,735
Audit and tax services	38,000
Insurance	26,865
Registration fees	23,805
Transfer agent fees (Note 5)	16,661
Miscellaneous	9,183
Custodian fees (Note 5)	7,223

Total operating expenses	1,158,126
Interest expense on credit facility (Note 7)	375,793

Total expenses	1,533,919
Less expenses waived by the investment advisor (Note 4)	(81,009)

Net expenses	1,452,910

Net investment income	6,288,213

Net Realized and Unrealized Gain on Investments (Note 2):
Net realized gain (loss) on:
Investments	1,607,243
Foreign currency transactions	(18,292)

Net realized gain on investments, foreign currency and foreign currency transactions	1,588,951

Net change in unrealized appreciation (depreciation) on:
Investments	293,926
Foreign currency and foreign currency transactions	(74)

Net change in unrealized appreciation on investments and foreign currency transactions	293,852

Net realized and unrealized gain on investments and foreign currency transactions	1,882,803

Net increase in net assets resulting from operations	$8,171,016

See Notes to Financial Statements.

14        Brookfield Investment Management Inc.

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Statements of Changes in Net Assets

	For the Fiscal Year Ended June 30, 2013	For the Fiscal Year Ended June 30, 2012
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$6,288,213	$6,231,779
Net realized gain (loss) on investment transactions and foreign currency transactions	1,588,951	(203,200)
Net change in unrealized appreciation (depreciation) on investments	293,852	(15,838)

Net increase in net assets resulting from operations	8,171,016	6,012,741

Distributions to Shareholders (Note 2):
Net investment income	(6,230,324)	(6,431,445)

Capital Stock Transactions (Note 8):
Reinvestment of distributions	31,261	38,948

Total increase (decrease) in net assets	1,971,953	(379,756)
Net Assets:
Beginning of year	67,490,948	67,870,704

End of year	$69,462,901	$67,490,948

(including undistributed net investment income of)	$187,691	$148,094

Share Transactions:
Reinvested shares	3,045	4,059

See Notes to Financial Statements.

2013 Annual Report        15

HELIOS HIGH YIELD FUND

Statement of Cash Flows

For the Fiscal Year Ended June 30, 2013

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$8,171,016
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Purchases of long-term portfolio investments	(29,824,429)
Proceeds from disposition of long-term portfolio investments	27,190,602
Sales of short-term portfolio investments, net	2,577,483
Decrease in interest and dividend receivable	23,488
Decrease in receivable for investments sold	173,716
Decrease in prepaid expenses	341
Increase in payable for credit facility interest	474
Decrease in payable for investments purchased	(4,884)
Increase in investment advisory fee payable	2,754
Increase in shareholder servicing fee payable	78
Decrease in trustees fee payable	(830)
Decrease in accrued expenses	(400)
Net amortization on investments	(101,580)
Net change in unrealized appreciation on investments	(293,926)
Net realized gain on investments	(1,607,243)

Net cash provided by operating activities	6,306,660

Cash flows used for financing activities:
Distributions paid to shareholders, net of reinvestments	(6,199,063)

Net cash used for financing activities	(6,199,063)

Net increase in cash	107,597
Cash at the beginning of year	3,753

Cash at the end of year	$111,350

Supplemental Disclosure of Cash Flow Information:

Interest payments for the year ended June 30, 2013, totaled $375,319.

Non-cash financing activities included reinvestment of distributions $31,261.

See Notes to Financial Statements.

16        Brookfield Investment Management Inc.

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Financial Highlights

	For the Fiscal Year Ended June 30,
	2013	2012	2011	2010	2009
Per Share Operating Performance:
Net asset value, beginning of year	$9.86	$9.92	$9.25	$8.34	$9.78

Net investment income[1]	0.92	0.91	0.93	0.67	0.67
Net realized and unrealized gain (loss) on investment transactions, futures transactions and swap contracts	0.27	(0.03)	0.69	0.80	(1.44)

Net increase (decrease) in net asset value resulting from operations	1.19	0.88	1.62	1.47	(0.77)

Dividends from net investment income	(0.91)	(0.94)	(0.95)	(0.56)	(0.65)
Return of capital distributions	—	—	—	—	(0.02)

Total dividends and distributions paid	(0.91)	(0.94)	(0.95)	(0.56)	(0.67)

Net asset value, end of year	$10.14	$9.86	$9.92	$9.25	$8.34

Market price, end of year	$9.62	$10.00	$9.90	$8.45	$7.01

Total Investment Return†	5.12%	11.37%	29.77%	29.31%	(8.56)%
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of year (000s)	$69,463	$67,491	$67,871	$63,263	$57,050
Operating expenses	1.63%	1.71%	1.65%	1.72%	2.08%
Interest expense[3]	0.53%	0.62%	0.42%	0.11%	0.30%
Total expenses[2]	2.16%	2.33%	2.07%	1.83%	2.38%
Net expenses, including fee waivers and reimbursement and excluding interest expense	1.52%	1.59%	1.53%	1.63%	1.77%
Net investment income	8.87%	9.45%	9.36%	7.33%	8.23%
Net investment income, excluding the effect of fee waivers and reimbursement[3]	8.76%	9.33%	9.25%	7.24%	7.92%
Portfolio turnover rate	28%	24%	46%	67%	20%

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of broker commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[1]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[2]	The Fund’s Shareholder Servicing Agent and Former Adviser contractually agreed to waive their respective fees as discussed in Note 4.
[3]

Certain re-classifications have been made to the financial highlights for the fiscal year ended June 30, 2009 to conform to the presentation followed in the preparation of the financial highlights for the years ended June 30, 2010-2013.

See Notes to Financial Statements.

2013 Annual Report        17

HELIOS HIGH YIELD FUND

Notes to Financial Statements

June 30, 2013

1. Organization

Helios High Yield Fund (the “Fund”) was organized as a business trust under the laws of the Commonwealth of Massachusetts on June 2, 1998, and commenced operations on July 31, 1998. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company with its own investment objective.

Brookfield Investment Management Inc. (“BIM” or “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is a registered investment advisor under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.

The Fund’s primary investment objective is to seek a high level of current income with capital growth as a secondary investment objective. No assurance can be given that the Fund’s investment objective will be achieved.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from at least two active and reliable market makers in any such security or a broker-dealer. Short-term debt securities with remaining maturities of sixty days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent market value.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. Equity securities for which no sales were reported for that date are valued at “fair value” as determined in good faith by the Adviser’s Valuation Committee. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has designated the day to day responsibilities for valuation determinations under these procedures to the Adviser. The Board has reviewed and approved the valuation procedures utilized by the Adviser and regularly reviews the application of the procedures to the securities in the Fund’s portfolio. Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers. When price quotations for certain securities are not readily available or cannot be determined, a significant event has occurred that would materially affect the value of the security, or if the available quotations are not believed to be reflective of the market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Adviser’s Valuation Committee using procedures adopted by and under the supervision of the Fund’s Board of Trustees. The Valuation Committee is comprised of senior members of the Adviser’s management team. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a

18        Brookfield Investment Management Inc.

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Notes to Financial Statements

June 30, 2013

substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

• Level 1 -	quoted prices in active markets for identical investments
• Level 2 -

quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar investments, quoted prices based on recently executed transactions, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Adviser uses in determining fair value, including the use of the Adviser’s Valuation Committee. If the Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.

To assess the continuing appropriateness of security valuations, the Adviser (or its third party service provider who is subject to oversight by the Adviser), compares daily its prior day prices, prices on comparable securities and sales prices and challenges those prices that either remain unchanged or exceeds certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

2013 Annual Report        19

HELIOS HIGH YIELD FUND

Notes to Financial Statements

June 30, 2013

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of June 30, 2013:

Assets	Investment Grade Corporate Bonds	High Yield Corporate Bonds	Term Loans	Common Stocks	Warrants	Short Term Investment	Total
Level 1 — Quoted Prices	$—	$—	$—	$1,776,645	$372,794	$1,124,942	$3,274,381
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	3,356,617	90,267,850	1,845,613	—	—	—	95,470,080
Level 3 — Significant Unobservable Inputs	—	825	—	—	—	—	825

Total	$3,356,617	$90,268,675	$1,845,613	$1,776,645	$372,794	$1,124,942	$98,745,286

The following table provides quantitative information about the Fund’s Level 3 values, as well as their inputs, as of June 30, 2013. The table is not all-inclusive, but provides information on the significant Level 3 inputs.

	Quantitative Information about Level 3 Fair Value Measurements
Assets	Fair Value as of June 30, 2013	Valuation Methodology	Significant Unobservable Input	Price
High Yield Corporate Bonds	$825	Discounted cash flows	Estimated residual value	$0.01

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	High Yield Corporate Bonds	Structured Notes	Term Loans	Total
Balance at June 30, 2012	$25,257,386	$14,734	$256,299	$25,528,419
Accrued Discounts (Premiums)	41,855	—	5,249	47,104
Realized Gain/(Loss)	198,686	—	—	198,686
Change in Unrealized Appreciation	497,991	165	64,029	562,185
Purchases at Cost	59,310	—	—	59,310
Sales proceeds	(7,895,923)	(14,899)	(127,720)	(8,038,542)
Transfers out of Level 3	(18,158,480)	—	(197,857)	(18,356,337	)(a)

Balance at June 30, 2013	$825	$—	$—	$825

Change in unrealized gains or losses relating to assets still held at the reporting date	$70	$—	$—	$70

(a)

Transfers in and out of Level 3 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or an increase in available market inputs to determine price.

For the fiscal year ended June 30, 2013, there was no security transfer activity between Level 1 and Level 2. The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized

20        Brookfield Investment Management Inc.

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Notes to Financial Statements

June 30, 2013

gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.

Taxes: The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986 as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. As of June 30, 2013, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.

The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of June 30, 2013, open taxable years consisted of the taxable years ended June 30, 2010 through June 30, 2013. No examination of the Fund’s tax returns is currently in progress.

Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses which are attributable to the Fund and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based upon relative net assets.

Dividends and Distributions: The Fund declares and pays dividends monthly from net investment income. To the extent that these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays a distribution at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

Cash Flow Information: The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as “Cash” in the Statements of Assets and Liabilities, and does not include short-term investments. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

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Notes to Financial Statements

June 30, 2013

3. Risks of Investing in Below-Investment Grade Securities

The Fund has investments in below-investment grade debt securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the NAV of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of below-investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.

Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investments in certain distressed securities. Therefore, to the extent the Fund seeks capital growth through investment in such securities, the Fund’s ability to achieve current income for its shareholders may be diminished. The Fund is also subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Fund may be restricted from disposing of distressed securities.

4. Investment Advisory Agreement and Related Party Transactions

The Fund entered into an Investment Management and Administration Agreement (the “Advisory Agreement”) with the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides, among other things, that the Adviser will bear all expenses of its employees and overhead incurred in connection with the performance of its duties under the Advisory Agreement, and will pay all salaries of the Fund’s trustees and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Adviser. The Advisory Agreement also provides that the Fund shall pay the Adviser a monthly fee for its services at the annual rate of 0.70% of the Fund’s average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

For the fiscal year ended June 30, 2013, the Adviser earned $708,828 in investment advisory fees under the Advisory Agreement.

Effective August 26, 2009, the Fund entered into a Shareholder Servicing Agreement with the Adviser to act as the shareholder servicing agent to the Fund. As compensation for its services, the Fund has agreed to pay the Adviser a fee computed weekly and payable monthly at an annualized rate of 0.10% of the Fund’s average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage). The Adviser has contractually agreed to reduce the shareholder servicing fees with respect to the Fund to an annualized rate of 0.02% of the Fund’s average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

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Notes to Financial Statements

June 30, 2013

For the fiscal year ended June 30, 2013, the Adviser earned $101,261 in shareholder servicing fees of which $81,009 was waived.

Certain officers and/or Trustees of the Fund are officers and/or directors of the Adviser.

5. Service Agreements

In addition to the services provided by the Adviser, which are discussed in Note 4 above, effective July 1, 2009, the Fund entered into a Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC (“USBFS”). For its services, USBFS receives a monthly fee equal to an annual rate of 0.10% of the first $100 million of average daily net assets; 0.08% of the next $200 million of average daily net assets; and 0.04% of average daily net assets in excess of $300 million, subject to a minimum annual fee of $80,000 plus certain out of pocket expenses. For the fiscal year ended June 30, 2013, USBFS earned $106,188 in fund accounting servicing fees.

Effective July 1, 2009, the Fund has entered into a Closed-End Fund Custody Agreement with U.S. Bank, N.A. (“USB”). For its services, USB receives a monthly fee equal to an annual rate of 0.004% of the average daily market value of the Fund’s assets plus portfolio transaction fees, subject to a minimum annual fee of $6,000. For the fiscal year ended June 30, 2013, USB earned $7,223 in custody fees.

The Fund has contracted for transfer agency and certain shareholder services, including the administration of the Fund’s Automatic Dividend Reinvestment Plan with Computershare Trust Company, N.A. and Computershare Shareholder Services, Inc. (collectively, the “Transfer Agent”). For the fiscal year ended June 30, 2013, the Transfer Agent earned $16,661 in transfer agency and registrar fees.

6. Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities and U.S. Government securities, for the fiscal year ended June 30, 2013, were $29,824,429 and $27,190,602, respectively. For the fiscal year ended June 30, 2013, there were no transactions in U.S. Government securities.

7. Borrowings

Credit facility: The Fund has established a line of credit with BNP Paribas for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The Fund pays interest in the amount of 0.80% plus the 3-month London Interbank Offered Rate on the amount outstanding and 0.80% on the line of credit that is unused.

For the fiscal year ended June 30, 2013, the average interest rate paid under the line of credit was 1.11% of the total line of credit amount available to the Fund.

Total line of credit amount available	$34,000,000
Line of credit outstanding at June 30, 2013	30,400,000
Line of credit amount unused at June 30, 2013	3,600,000
Average balance outstanding during the year	30,400,000
Interest expense incurred on line of credit during the year	375,793

8. Shares of Beneficial Interest

The Fund is authorized to issue an unlimited number of shares with a par value of $0.001 per share. The Fund’s Board of Trustees in their discretion may, from time to time without the vote of the Fund’s shareholders, issue shares, in addition to the then issued and outstanding shares and shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time and on such terms as the Trustees may deem best, subject to the provisions of the 1940 Act. Shares of the Fund do not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights. Each whole share is entitled to one

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Notes to Financial Statements

June 30, 2013

vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote, except that shares held in the treasury of the Fund as of the record date, as determined in accordance with the By-Laws of the Fund, shall not be voted. There is no cumulative voting in the election of Trustees. The Fund has no present intentions of offering additional shares, except in accordance with the Fund’s Automatic Dividend Reinvestment Plan. For the fiscal year ended June 30, 2013, the Fund issued 3,045 shares for the reinvestment of distributions.

9. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. During the fiscal year ended June 30, 2012, the tax character of the $6,431,445 of distributions paid was all from ordinary income.

During the fiscal year ended June 30, 2013, the tax character of the $6,230,324 of distributions paid was all from ordinary income. Total ordinary income distributions paid may differ from amounts shown in the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

At June 30, 2013, the Fund’s most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

Undistributed ordinary income	$186,016
Capital loss carryforward[1,2]	(8,794,192)
Unrealized appreciation	2,271,063

$(6,337,113)

[1]	To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.
[2]	Capital losses incurred after October 31 (“post-October losses”) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

As of June 30, 2013, the Fund’s capital loss carryforwards were as follows:

Expiring In:
2017	$5,576,521
2018	3,217,671

Federal Income Tax Basis: The federal income tax basis of the Fund’s investments at June 30, 2013 was as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$ 96,474,149	$3,905,088	$(1,633,951)	$2,271,137

Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for wash sales and partnership adjustments. Permanent book and tax differences, if any, relating to shareholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share.

Undistributed Net Investment Income	Accumulated Net Realized Loss
$(18,292)	$18,292

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Notes to Financial Statements

June 30, 2013

10. Indemnification

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.

11. New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” ASU 2011-11 requires disclosures to make financial statements that are prepared under GAAP more comparable to those prepared under IFRS. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.

In January 2013, the FASB issued ASU No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” ASU No. 2013-01 clarifies that ordinary trade receivables and payables are not included in the scope of ASU No. 2011-11. ASU No. 2011-11 applies only to derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and lending that are offset in accordance with specific criteria contained in the FASB Accounting Standards codification.

Management is currently evaluating the impact these amendments will have on the Fund’s financial statements and disclosures.

12. Exclusion from Definition of Commodity Pool Operator

Pursuant to amendments by the Commodity Futures Trading Commission to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registering as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a pool operator under the CEA. Effective December 31, 2012, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, swaps (including securities futures, broad-based stock index futures and financial futures contracts). The Fund will limit its transactions in such instruments (excluding transactions entered into for “bona fide hedging purposes,” as defined under the Commodity Futures Trading Commission regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions. The Fund and the Adviser do not believe that complying with the amended rule will limit the Fund’s ability to use commodity, futures, options and swaps to the extent that it has used them in the past. These limitations, however, may have an impact on the ability of the Adviser to manage the Fund in the future and on the Fund’s performance.

13. Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For

2013 Annual Report        25

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Notes to Financial Statements

June 30, 2013

non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

On August 9, 2013, the Fund filed an initial Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 on Form N-2, in connection with a proposed rights offering. The Board has not approved the terms of the proposed rights offering, only the initial filing of the Registration Statement. If the terms of the proposed rights offering are approved by the Board, the Fund will issue a press release announcing such terms.

Dividends: The Fund’s Board of Trustees declared the following monthly dividends:

Dividend Per Share	Record Date	Payable Date
$0.0750	July 18, 2013	July 26, 2013
$0.0750	August 15, 2013	August 30, 2013

Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

June 30, 2013

To the Shareholders and Board of Trustees

of Helios High Yield Fund

We have audited the accompanying statement of assets and liabilities of the Helios High Yield Fund, including the schedule of investments, as of June 30, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended June 30, 2009 have been audited by other auditors, whose report dated August 17, 2009 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Helios High Yield Fund as of June 30, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

August 27, 2013

2013 Annual Report        27

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Compliance Certification (Unaudited)

June 30, 2013

On April 17, 2013, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

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Information Concerning Trustees and Officers (Unaudited)

The following tables provide information concerning the trustees and officers of Helios High Yield Fund (“HHY”).

Trustees of the Fund

Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
Disinterested Trustee
Class I Trustee to serve until 2015 Annual Meeting of Shareholders:

Stuart A. McFarland c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 66	Trustee, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected since 2008	Director/Trustee of several investment companies advised by the Adviser (2006- Present); Director of United Guaranty Corporation (2011-Present); Director of Brandywine Funds (2003-Present); Director of New Castle Investment Corp. (2000-Present); Chairman and Chief Executive Officer of Federal City Bancorp, Inc. (2005-2007); Managing Partner of Federal City Capital Advisors (1997-Present).	11

Disinterested Trustee
Class II Trustee to serve until 2013 Annual Meeting of Shareholders:

Rodman L. Drake c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 70	Trustee and Chairman of the Board, Member of the Audit Committee, Chairman of Nominating and Compensation Committee Elected since 2008	Chairman (since 2003) and Director/Trustee of several investment companies advised by the Adviser (1989-Present); Director and/or Lead Director of Crystal River Capital, Inc. (2005- 2010); Chairman of the Board (2005-2010); Interim President and Chief Executive Officer of Crystal River Capital, Inc. (2009-2010); Director of Celgene Corporation (2006-Present); Director of Chimerix Corporation (2013-Present); Director of Student Loan Corporation (2005-2010); Director of Apex Silver Mines Limited (2007-2009); Co-founder, Baringo Capital LLC (2002-Present); Director of Jackson Hewitt Tax Services Inc. (2004-2011); Director of Animal Medical Center (2002-Present); Director and/or Lead Director of Parsons Brinckerhoff, Inc. (1995-2008); Trustee of Columbia Atlantic Funds (2007-2009); Chairman of Columbia Atlantic Funds (2009-Present).	11

Interested Trustee
Class II Trustee to serve until 2013 Annual Meeting of Shareholders:

Heather Goldman c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 46	Trustee	Director/Trustee of several investment companies advised by the Adviser (February 2013-Present) Global Head of Marketing and Business Development of the Adviser (2011-Feb. 2013); Managing Partner, Brookfield Financial (2009-2011); Head of Investor Relations of Starwood Capital Group Global (2007-2009).	11

2013 Annual Report        29

HELIOS HIGH YIELD FUND

Information Concerning Trustees and Officers (Unaudited)

Trustees of the Fund (continued)

Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
Disinterested Trustee
Class III Trustee to serve until 2014 Annual Meeting of Shareholders:

Louis P. Salvatore c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 66	Trustee, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Elected since 2008	Director of SP Fiber Technologies, Inc. (2012-Present); Director of Chambers Street Properties (2012-Present); Director/Trustee of several investment companies advised by the Adviser (2005-Present); Director of Crystal River Capital, Inc. (2005-2010); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-2011); Employee of Arthur Andersen LLP (2002-Present).	11

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Information Concerning Trustees and Officers (Unaudited)

Officers of the Fund

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kim G. Redding* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 58	President	Elected Annually Since February 2010	President of several investment companies advised by the Advisor (2010-Present); Chief Investment Strategist of Brookfield Asset Management Inc. (2013-Present) Chief Executive Officer and Chief Investment Officer of the Advisor (2010-Present); Director, Brookfield Investment Management (UK) Limited (2011-Present); Director and Chairman of the Board of Directors, Brookfield Investment Management (Canada) Inc. (2011-Present); Co-Chief Executive Officer and Chief Investment Officer of the Advisor (2009-2010); Director, Brookfield Investments Funds (UCITS) PLC (2011-Present); Director, Brookfield Investment Funds (QIF) PLC (2011-Present); Founder and Chief Executive Officer of Brookfield Redding LLC (2001-2009); Founder and Chief Executive Officer of Brookfield Redding LLC (2001-2009).

Dana E. Erikson* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 48	Vice President	Elected Annually Since July 2008	Senior Portfolio Manager/Managing Director of the Advisor (2006-Present); Vice President of one other investment company advised by the Advisor (2009-Present).

Richard M. Cryan* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 57	Vice President	Elected Annually Since May 2011	Vice President of several investment companies advised by the Advisor (2011-present); Senior Portfolio Manager of the Advisor (2006-Present); Managing Director of the Advisor (2006-Present).

Mark Shipley* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 42	Vice President	Elected Annually Since May 2011	Vice President of several investment companies advised by the Advisor (2011-present); Portfolio Manager of the Advisor (2011-Present); Managing Director of the Advisor (2011-Present); Director of the Advisor (2006-2010); Analyst of the Advisor (2006-2010).

Steven M. Pires* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 56	Treasurer	Elected Annually Since April 2009	Treasurer of several investment companies advised by the Advisor (2009-Present); Vice President of the Advisor (2011-Present); Vice President of Brookfield Operations and Management Services LLC (2008-2011).

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Information Concerning Trustees and Officers (Unaudited)

Officers of the Fund (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jonathan C. Tyras* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 44	Secretary	Elected Annually Since March 2009	Managing Director and Chief Financial Officer of the Advisor (2010-Present), Director of the Advisor (2006-2010); General Counsel and Secretary of the Advisor (2006-Present); Vice President and General Counsel (2006-2010) and Secretary (2007-2010) of Crystal River Capital, Inc.; Secretary of several investment companies advised by the Advisor (2006-Present); Chief Financial Officer of Brookfield Investment Management (UK) Limited (2011-Present); Chief Financial Officer of Brookfield Investment Management (Canada) Inc. (2011-Present); Managing Director, AMP Capital Brookfield Pty Limited (2011-2012).

Seth Gelman* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 37	Chief Compliance Officer (“CCO”)	Elected Annually Since May 2009	CCO of several investment companies advised by the Advisor (2009-Present); Director and CCO of the Advisor (2009-Present); Vice President, Oppenheimer Funds, Inc. (2004-2009).

*	Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Brookfield Investment Management Inc., Adviser of the Fund.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-800-497-3746.

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Board Considerations Relating to the Investment Advisory Agreements (Unaudited)

June 30, 2013

At a meeting held on May 21, 2013, the Board, including a majority of the Disinterested Trustees, considered and approved the continuation of the investment advisory agreement (the “Advisory Agreement”) between Brookfield Investment Management Inc. (the “Adviser”) and the Fund. In approving the Advisory Agreement, the Board, including a majority of the Disinterested Trustees, determined that the fee structure was fair and reasonable and that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders. The Board of Trustees considered a wide range of information, including information regularly received from the Adviser at the quarterly Board meetings. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board considered the level and depth of knowledge of the Adviser. In evaluating the quality of services provided by the Adviser, the Board took into account its familiarity with the Adviser’s management through board meetings, conversations and reports. The Board noted that the Adviser is responsible for managing the Fund’s investment program, the general operations and the day-to-day management of the Fund and for compliance with applicable laws, regulations, policies and procedures. The Board concluded that the nature, extent and quality of the overall services provided by the Adviser and its affiliates are satisfactory. The Board’s conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by the Adviser: 1) comparing the performance of the Fund with a peer group, 2) showing that the investment policies and restrictions for the Fund were followed, and 3) covering matters such as the compliance of investment personnel and other access persons with the Adviser’s and the Fund’s codes of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance and presentations regarding the economic environment. The Board also considered the experience of the Adviser as an investment adviser and the experience of the team of portfolio managers that manages the Fund, and its current experience in acting as investment adviser to other investment funds and institutional clients.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing the performance was given to a presentation that compared the Fund’s performance with its Morningstar category peers for the 1, 3, 5 and 10 year periods ending April 30, 2013, as well as the year-to-date period. The Board noted that the Fund performed above the median of its Morningstar category peers for the 1, 3 and 10 year, as well as the year-to-date periods, while it performed below the median for the 5 year period. Based on the Adviser’s explanation of the current market, the Board concluded that the Fund’s performance was satisfactory.

PROFITABILITY. The Board also considered the level of profits expected to be realized by the Adviser and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis addressing the overall profitability of the Adviser for its management of the Helios fund family, as well as its expected profits and that of its affiliates for providing administrative support for the Fund. The Board further noted that the methodology followed in allocating costs to the Fund appeared reasonable, while also recognizing that allocation methodologies are inherently subjective. The Board concluded that the expected profitability to the Adviser from the Fund was reasonable.

MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of the Fund’s expenses. The Board compared the advisory fees and total expense ratio of the Fund with various comparative data that it had been provided. The Board noted that the Fund’s total expenses and the Fund’s total advisory and administrative fee were higher than the median of the Fund’s Morningstar category peer group. The Board also noted that the fees and expenses payable by the Fund were comparable to those payable by other client accounts managed by the Adviser and concluded that the Fund’s management fee and total expenses were reasonable.

ECONOMIES OF SCALE. The Board considered the potential economies of scale that may be realized if the assets of the Fund grow. The Board noted that shareholders might benefit from lower operating expenses as a result of an increasing amount of assets being spread over the fixed expenses of the Fund, but noted that, as a closed-end fund, the Fund was unlikely to grow significantly.

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Board Considerations Relating to the Investment Advisory Agreements (Unaudited) (continued)

June 30, 2013

In considering the approval of the Advisory Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling. Based on the Board’s evaluation of all factors that it deemed to be relevant, the Board, including the Disinterested Trustees, concluded that the Adviser has demonstrated that it possesses the capability and resources necessary to perform the duties required of it under the Advisory Agreement; performance of the Fund is satisfactory; and the proposed Advisory fees are fair and reasonable, given the nature, extent and quality of the services to be rendered by the Adviser.

After carefully reviewing all of these factors, the Board, including the Disinterested Trustees, unanimously approved the continuation of the Advisory Agreement.

34        Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Dividend Reinvestment Plan (Unaudited)

A Dividend Reinvestment Plan (the “Plan”) is available to shareholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by Computershare Trust Company, N.A. and Computershare Shareholders Services, Inc. (the “Plan Agent”) in additional Fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund’s Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Trustees precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund’s shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

A brochure describing the Plan is available from the Plan Agent, by calling 1-212-936-5100.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

2013 Annual Report        35

HELIOS HIGH YIELD FUND

Joint Notice of Privacy Policy (Unaudited)

Brookfield Investment Management Inc. (“BIM”), on its own behalf and on behalf of the funds managed by BIM and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.

If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.

WHAT INFORMATION DO WE COLLECT?

We collect the following Personal Information about you:

•

Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.

•

Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.

•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.

WHAT IS OUR PRIVACY POLICY?

We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;

•

Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);

•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);

•	Other organizations, with your consent or as directed by you; and

•	Other organizations, as permitted or required by law (e.g. for fraud protection)

When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.

HOW DO WE PROTECT CLIENT INFORMATION?

We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.

CONTACT INFORMATION

For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.

36        Brookfield Investment Management Inc.

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CORPORATE INFORMATION

Investment Adviser and Administrator

Brookfield Investment Management Inc.

Brookfield Place

250 Vesey Street

New York, New York 10281-1023

www.brookfieldim.com

Please direct your inquiries to:

Investor Relations

Phone: 1-800-497-3746

E-mail: funds@brookfield.com

Transfer Agent

Stockholder inquiries relating to distributions, address

changes and stockholder account information should

be directed to the Funds’ transfer agent:

Computershare Shareholder Services, Inc.

250 Royall Street

Canton, Massachusetts 02021

1-800-426-5523

Fund Accounting Agent

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Sub-Administrator

U.S. Bancorp Fund Services, LLC

1201 South Alma School Road, Suite 3000

Mesa, Arizona 85210

Independent Registered Public Accounting Firm

BBD, LLP

1835 Market Street, 26th Floor

Philadelphia, Pennsylvania 19103

Legal Counsel

Paul Hastings LLP

75 East 55th Street

New York, New York 10022

Custodian

U.S. Bank National Association

1555 North River Center Drive, Suite 302

Milwaukee, Wisconsin 53212

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q are available on the SEC’s website at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may obtain a description of the Fund’s proxy voting policies and procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-800-497-3746, or go to SEC’s website at www.sec.gov.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Investor Relations at (855) 777-8001 or by writing to Secretary, Helios High Yield Fund, Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that three members serving on the Registrant’s audit committee are audit committee financial experts. Their names are Rodman L. Drake, Stuart A. McFarland and Louis P. Salvatore. Messrs. Drake, McFarland and Salvatore are each independent.

Item 4. Principal Accountant Fees and Services.

Audit Fees

For the fiscal year ended June 30, 2013, BBD, LLP (“BBD”) billed the Registrant aggregate fees of $34,000 and for the fiscal year ended June 30, 2012, BBD billed the Registrant aggregate fees of $34,000. Each bill is for professional services rendered for the audit of the Registrant’s annual financial statements and the review of financial statements that are included in the Registrant’s annual and semi-annual reports to stockholders.

Tax Fees

For the fiscal year ended June 30, 2013 BBD billed the Registrant aggregate fees of $3,500 and for the fiscal year ended June 30, 2012, BBD billed the Registrant aggregate fees of $3,500, each bill is for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and tax distribution requirements.

Audit-Related Fees

For the fiscal year ended June 30, 2013, there were no Audit-related fees.

For the fiscal year ended June 30, 2012, there were no Audit-related fees.

All Other Fees

For the fiscal years ended June 30, 2013 and June 30, 2012, there were no Other Fees.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Registrant’s Audit Committee members include Rodman L. Drake, Stuart A. McFarland and Louis P. Salvatore.

Item 6. Schedule of Investments.

Please see Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End

              Management Investment Companies.

BROOKFIELD INVESTMENT MANAGEMENT INC.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

May 2012

The Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”) set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Investment Management Inc. and its subsidiaries and affiliates (collectively, “BIM”) in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients (“Clients”) for which BIM has been delegated such proxy voting authority.

A.  Proxy Voting Committee

BIM’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that BIM meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines (“Guidelines”).

B.  Administration and Voting of Portfolio Proxies

1.  Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote on portfolio proxies, BIM owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients. In this regard, BIM seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, BIM generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, BIM generally view proxy voting as a way to enhance the value of the company’s stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, BIM’s primary consideration is the economic interests its Clients.

2.  Proxy Voting Agent

BIM may retain an independent third party proxy voting agent to assist BIM in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, BIM may consider the proxy voting agent’s research and analysis as part of BIM’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. BIM bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by BIM, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist BIM in maintaining records of BIM’s portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission (“SEC”).

3.  Material Conflicts of Interest

BIM votes portfolio proxies without regard to any other business relationship between BIM and the company to which the portfolio proxy relates. To this end, BIM must identify material conflicts of interest that may arise between a Client and BIM, such as the following relationships:

•

BIM provides significant investment advisory or other services to a portfolio company or its affiliates (the “Company”) whose management is soliciting proxies or BIM is seeking to provide such services;

•	BIM serves as an investment adviser to the pension or other investment account of the Company or BIM is seeking to serve in that capacity; or

•	BIM and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management’s recommendation may cause BIM a loss of revenue or other benefit.

BIM generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, BIM and the Committee employ the following procedures, as long as BIM determines that the course of action is consistent with the best interests of the Clients:

•

If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, BIM will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to BIM on how to vote on the matter (i.e., case-by-case); or

•

If the previous procedure does not provide an appropriate voting recommendation, BIM may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct BIM to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4.  Certain Foreign Securities

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact to the security, such as “share-blocking.” If BIM votes on the portfolio proxy, share-blocking may prevent BIM from selling the shares of the foreign security for a period of time. In determining whether to vote portfolio proxies subject to such restrictions, BIM, in consultation with the Committee, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If BIM votes on a portfolio proxy and during the “share-blocking period,” BIM would like to sell the affected foreign security, BIM, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

C.  Fund Board Reporting and Recordkeeping

BIM will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the “Funds”) describing:

•

any issues arising under these Policies and Procedures since the last report to the Funds’ Boards of Directors/Trustees and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•

any proxy votes taken by BIM on behalf of the Funds since the last report to such Funds’ Boards of Directors/Trustees that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, BIM will provide the Boards of Directors/Trustees of the Funds with a written report of any recommended changes based upon BIM’s experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

BIM will maintain all records that are required under, and in accordance with, all applicable regulations, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

•	these Policies and Procedures, as amended from time to time;

•	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX, as applicable;

•	records of written client requests for proxy voting information and any written responses of BIM to such requests; and

•	any written materials prepared by BIM that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D.  Amendments to these Procedures

The Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of BIM and to the Boards of Directors of the Funds for review and approval.

E.  Proxy Voting Guidelines

Guidelines are available upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Dana E. Erikson, CFA – Mr. Erikson, Portfolio Manager and the Head of the Global High Yield Team, is responsible for the firm’s corporate high yield exposures and the establishment of portfolio objectives and strategies. Mr. Erikson has 27 years of investment experience. Prior to joining the firm, he was with Evergreen Investments or one of its predecessor firms since 1996. He was a senior portfolio manager and the Head of the High Yield team. Prior to that, he was Head of High Yield Research. Mr. Erikson received a BA in Economics from Brown University and an MBA, with honors, from Northeastern University and holds the Chartered Financial Analyst designation. Mr. Erikson is a member of the Boston Security Analysts Society.

Richard M. Cryan – Mr. Cryan, Portfolio Manager, is responsible for Brookfield Investment Management’s High Yield exposures, the establishment of portfolio objectives and strategies. Mr. Cryan has 34 years of investment experience. Mr. Cryan received a Bachelor of Science degree in Business from the University of Colorado and an MBA from Columbia University.

Mark Shipley, CFA – Mr. Shipley is a Managing Director and a Portfolio Manager on the High Yield team. Mr. Shipley has 24 years of investment experience. He is responsible for the implementation of Brookfield Investment Management’s corporate high yield portfolio objectives and strategies, managing the credit research process and company research. Mr. Shipley received a Bachelor of Arts degree in Finance from Northeastern University and holds the Chartered Financial Analyst designation. Mr. Shipley is a member of the Boston Security Analysts Society.

Mr. Erikson leads the management of the Fund and Messrs. Cryan and Shipley share equally the day-to-day portfolio management responsibilities.

Management of Other Accounts

Mr. Erikson manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Erikson as of July 31, 2013 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

	Registered Investment Companies	Other Pooled Investment Vehicles
			Other Accounts
Number of Accounts Managed	7	3	1
Number of Accounts Managed with Performance- Based Advisory Fees	0	0	0
Assets Managed	$721 million	$144 million	$67 million
Assets Managed with Performance-Based Advisory Fees	$0	$0	$0

The following table provides information about the accounts managed by Richard Cryan, Co-Portfolio Manager for the Registrant, as of July 31, 2013:

	Registered Investment Companies	Other Pooled Investment Vehicles
			Other Accounts
Number of Accounts Managed	4	3	0
Number of Accounts Managed with Performance- Based Advisory Fees	0	0	0
Assets Managed	$193 million	$144 million	$0
Assets Managed with Performance-Based Advisory Fees	$0	$0	$0

The following table provides information about the accounts managed by Mark Shipley, Co-Portfolio Manager for the Registrant, as of July 31, 2013:

	Registered Investment Companies	Other Pooled Investment Vehicles
			Other Accounts
Number of Accounts Managed	4	1	0
Number of Accounts Managed with Performance- Based Advisory Fees	0	0	0
Assets Managed	$1193 million	$66 million	$0
Assets Managed with Performance-Based Advisory Fees	$0	$0	$0

Share Ownership

The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio managers as July 31, 2013.

Dollar Range of Securities Owned
Dana E. Erikson Richard M. Cryan Mark Shipley	$10,001 - $50,000 $0 - $10,000 $10,001 - $50,000

Portfolio Manager Material Conflict of Interest

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Registrant.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Adviser and the Registrants have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is, however, no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may appear.

Portfolio Manager Compensation

The Registrant’s portfolio manager is compensated by the Adviser. The compensation structure of the Adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) if applicable, long-term stock-based compensation consisting generally of restricted stock units of the Adviser’s indirect parent company, Brookfield Asset Management, Inc. The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all of the Adviser’s employees. Compensation of the portfolio managers is reviewed on an annual basis by senior management.

The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and versus appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their subordinates and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the Adviser’s portfolio managers varies in line with the portfolio manager’s seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the Adviser and supervising various departments) will include consideration of the scope of such responsibilities and the portfolio manager’s performance in meeting them. The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Adviser and its indirect parent. While the salaries of the Adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in the portfolio manager’s performance and other factors as described herein.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)         The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)         As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)   None.

(2)   A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3)   None.

(b)         A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HELIOS HIGH YIELD FUND

By:	/s/ Kim G. Redding
Kim G. Redding
President and Principal Executive Officer

Date: September 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kim G. Redding
Kim G. Redding
President and Principal Executive Officer

Date: September 5, 2013

By:	/s/ Steven M. Pires
Steven M. Pires
Treasurer and Principal Financial Officer

Date: September 5, 2013